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                                                                   EXHIBIT 10.14


                     [LEASE MANAGEMENT SERVICES LETTERHEAD]

                      MASTER LEASE AGREEMENT NUMBER 10494

LESSEE: AURORA BIOSCIENCES CORPORATION  LESSOR: LEASE MANAGEMENT SERVICES, INC.
        11149 NO. TORREY PINES ROAD             2500 Sand Hill Road, Suite 101
        LA JOLLA, CA 92037                      Menlo Park, CA 94025

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                                  LEASE TERMS
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        1.      LEASE.  Lessor hereby agrees to lease to Lessee and Lessee hereby agrees to lease from Lessor, subject to the terms of this Master Lease Agreement and any addenda thereto (the "Master Lease") and the Schedule defined below, the personal property (together with all attachments, replacements, parts, substitutions, additions, repairs, accessions, and accessories, Incorporated therein and/or affixed, thereto) (the "Equipment") described in any Lease Schedule and any addenda thereto (a "Schedule") executed by the parties hereto and incorporating the terms of this Master Lease by reference therein (the "Lease"). The parties agree that this Lease is a "Finance Lease" as defined by Section 10103(1)(g) of the California Commercial Code (Cal.Com.C.). Lessee acknowledges either (a) that Lessee has reviewed and approved any written Supply Contract (as defined by Cal.Com.C 10103(1)(y) covering the Equipment purchased from the "Supplier" (as defined by Cal.Com.C. 10103(1)(x)) thereof for lease to Lessee or (b) that Lessor has informed or advised Lessee,in writing, either previously or by this Lease of the following:
(i) the identity of the Supplier; (ii) that the Lessee may have rights under the Supply Contract; and (iii) that the Lessee may contact the Supplier for a description of any such rights Lessee may have under the Supply Contract.

        2. TERM AND RENT. The term of this Lease shall be as specified in the Schedule(s). The rental payments ("Rent") for the Equipment shall be as set forth in the Schedule(s) and any addenda and shall be payable at the time set forth therein.

        3. LATE CHARGES. Time is of the essence in this Lease and if any Rent is not paid within ten (10) days after the due date thereof, Lessor shall have the right to add and collect, and Lessee agrees to pay: (a) a late charge on and in addition to such Rent equal to five percent (5%) of such Rent or a lesser amount if established by any state or federal statute applicable thereto, and (b) interest on such Rent from thirty (30) days after the due date until paid at the highest contract rate enforceable against Lessee under applicable law but never to exceed eighteen percent (18%) per annum.

        4. DISCLAIMER OF WARRANTIES. LESSOR IS NOT THE MANUFACTURER, SUPPLIER OR SELLER OF THE EQUIPMENT. LESSOR IS NOT THE AGENT OF THE MANUFACTURER, SUPPLIER OR SELLER OF THE EQUIPMENT. LESSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES AS TO ANY MATTER WHATSOEVER, INCLUDING, WITHOUT LIMITATION, THE FITNESS, MERCHANTABILITY, CONDITION, QUALITY, DURABILITY OR SUITABILITY OF THE EQUIPMENT IN ANY RESPECT, OR IN CONNECTION WITH, OR FOR THE PURPOSES AND USES OF LESSEE OR ANY OTHER REPRESENTATION OR COVENANT OF ANY KIND OR
CHARACTER, EXPRESS OR IMPLIED, WITH RESPECT THERETO. As between Lessor and Lessee, the Equipment shall be accepted and leased by Lessee "as is" and "with all faults." Lessee specifically waives all rights to make claim against Lessor herein for breach of any warranty of any kind whatsoever, asserting and resolving any such claims directly with the Supplier of the Equipment, and Lessor hereby assigns to Lessee all warranties, if any, received by Lessor resulting from its ownership of the Equipment. Lessor shall not be responsible for any repairs, service or defects in the quality or in its operation or for any delay of Supplier and Lessee waives any claim it might have with respect to Lessor for any loss, damage, or expense caused by the Equipment, its use or maintenance. In no event shall Lessor be liable for any consequential damages. Supplier is not an agent of Lessor and no employee, salesperson, or agent of Supplier is authorized to waive, supplement, or otherwise alter any provision of this Lease, and no representation as to the Equipment or any other matter by the Supplier shall in any way affect the Lessee's duty to pay Rent and perform all its obligations as set forth in this Lease. Lessor makes no warranty that the Equipment is in compliance with applicable governmental requirements, rules or regulations. Lessor has not made any representation or warranty to Lessee as to the tax benefits, if any, Lessee will obtain from this Lease, or as to the manner in which Lessee should treat this Lease in Lessee's records for tax, financial reporting or accounting purposes.

        5. ACCEPTANCE. Lessee's acceptance of the Equipment shall be conclusively and irrevocably evidenced by Lessee signing the Lessor's standard form Certificate of Acceptance. If Lessee fails or refuses to sign the Certificate of Acceptance as to all or any part of the Equipment within a reasonable time, Lessee shall automatically assume all of Lessor's purchase obligations for the Equipment and Lessee agrees to indemnify and defend Lessor from any claims including any demand for payment of the purchase price for the Equipment by the manufacturer, Supplier or seller of the Equipment.

        6. USE, OPERATION AND LOCATION. Lessee shall not use or operate the Equipment so as to violate the terms of any insurance coverage for the Equipment as required herein. Lessee agrees not to allow the Equipment to be used by persons other than employees of Lessee, not to rent or sublet the Equipment or any part thereof to others, to use the Equipment solely for commercial, agricultural or business purposes, and to use and operate the Equipment in accordance with the manufacturer's operating procedures and all applicable governmental laws, ordinances, rules and regulations. If at any time during the term hereof, Lessor supplies Lessee with labels or other markings, stating that the Equipment is owned by Lessor, Lessee (or Lessor, at Lessor's option) shall affix and keep the labels upon a prominent place on the Equipment. The Equipment shall be located as shown on the Schedule(s). Lessee, without the prior written consent of Lessor, shall not remove the Equipment from such location nor give up possession or control thereof. Lessor, upon prior reasonable notice to Lessee, shall have the right to inspect the Equipment during Lessee's normal business hours.

        7. ALTERATIONS, MAINTENANCE AND REPAIRS. Lessee, at its sole expense, shall keep Equipment in good condition and working order and furnish all labor, parts and supplies required therefor. Lessee agrees to maintain accurate and complete records of all repairs and maintenance to the Equipment. Any modifications or additions to the Equipment required by any governmental edict shall be promptly made by Lessee at its own expense.

        Without the prior written consent of Lessor, Lessee shall not make any alterations, additions or improvements to the Equipment which are permanent or which detract from its economic value or functional utility, except as may be required pursuant to the preceding sentence of this Paragraph 7. All additions and improvements to the Equipment shall belong to and immediately become the property of Lessor and shall be returned to Lessor with the Equipment upon the expiration or earlier termination of this Lease unless Lessor notifies Lessee to restore such Equipment to its original state.

        8. LOSS, DAMAGE. Lessee assumes the risk of loss and damage to the Equipment, or any portion thereof, from every cause whatsoever, including but not limited to damage, destruction, loss or theft. No loss, theft, damage, destruction of the Equipment shall relieve Lessee of the obligation to pay Rent or to comply with any other obligation under this Lease. In the event of damage to any item of Equipment, Lessee shall immediately place the Equipment in good condition and working order at Lessee's expense. If Lessor determines that any item of Equipment is lost, stolen, destroyed or damaged beyond repair, Lessee shall, at Lessor's option, either:

        (a) Replace the same with like equipment in good condition and working order, free and clear of all liens, claims and encumbrances, which equipment shall thereupon become subject to this Lease; or

        (b) Pay Lessor, not as a penalty, but herein liquidated for all purposes an amount equal to the sum of (i) any accrued and unpaid Rent as of the date the loss, theft, damage or destruction occurred ("Date of Loss") plus the total of any amounts due to Lessor pursuant to Paragraph 3; (ii) the present value of all future rentals reserved in this Lease and contracted to be paid over the unexpired term of this Lease discounted at a rate equal to the discount rate of the Federal Reserve Bank of San Francisco as of the Date of Loss; (iii) the discounted value of the agreed upon or estimated residual value of the Equipment as of the expiration of this Lease or any renewal thereof discounted at a rate equal to the discount rate of the Federal Reserve Bank of San Francisco as of the Date of Loss; and (iv) any other amount otherwise then due and owing under this Lease or which otherwise will become due and owing irrespective of the fact that the Equipment has been damaged, destroyed, lost or stolen including any additional taxes or other charges that may otherwise arise by reason of the damage, destruction, loss or theft of the Equipment. Lessee further agrees to pay late charges calculated in accordance with Paragraph 3 from the Date of Loss to the date the casualty payment is paid to Lessor.

        9. INSURANCE. Commencing on the date risk of loss passes to Lessor from the Supplier and continuing until all of Lessee's obligations under this Lease have been satisfied, Lessee shall, at Lessee's own expense, keep the Equipment and any replacements thereto insured against such risks, and in such amounts, in such form and with such companies as are satisfactory to Lessor. All such insurance policies shall protect Lessor and Lessee, as their respective interests may appear, and shall provide that all losses shall be payable to and adjusted solely with Lessor. Lessee shall, at Lessee's own expense, also maintain public liability insurance, in such amounts, in such form and with such companies as are satisfactory to Lessor, insuring Lessor with respect to injury to person or property resulting from the condition, locations, maintenance, and actual or alleged use of the Equipment. Lessee shall, prior to the acceptance of a Schedule by Lessor, deliver to Lessor each of the foregoing policies or satisfactory evidence of such insurance. Each such policy shall contain an endorsement providing that the insurer will give Lessor not less than 30 days' prior written notice of the effective date of any alteration or cancellation of such policy. Lessee shall furnish annually to Lessor satisfactory evidence of the maintenance of such insurance. Lessee hereby irrevocably appoints Lessor as Lessee's attorney-in-fact to make claim for, receive payment of, and execute any and endorse all documents for loss or damages under any insurance policy as herein specified. In case of the failure of Lessee to maintain any of such insurance, Lessor shall have the right, but shall not be obligated, to obtain such insurance, and therefor, Lessee hereby grants Lessor the irrevocable right to select an insurance broker for the procurement and maintenance of such insurance coverage herein specified.

        10. TAXES. Lessee shall pay directly, or to lessor, all license fees, registration fees, assessments and taxes which may now or hereafter be imposed upon the ownership, sale (if authorized), possession or use of the Equipment, excepting only those based on Lessor's income or any single business tax of Lessor. All required personal property tax returns relating to the Equipment shall be filed by Lessor unless otherwise provided in writing. If Lessee fails to pay any said fees,

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THIS LEASE MAY NOT BE AMENDED EXCEPT BY A WRITING SIGNED BY LESSOR AND LESSEE.
                                                        LESSEE'S INITIALS [JH]
                                                                          -----
Dated:  May 17, 1996
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LESSEE:                                 LESSOR:

        AURORA BIOSCIENCES CORPORATION          LEASE MANAGEMENT SERVICES, INC.

By      /s/   JOHN T. HENDRICK                  By
        ------------------------------                  ------------------------
              John T. Hendrick

Title         VP Finance                        Title
        ------------------------------                  ------------------------

     WHITE - LESSOR'S COPY     YELLOW - FILE COPY     PINK - LESSEE'S COPY
assessments, or taxes, Lessor shall have the right but not the obligation to pay the same, and such amount, including penalties and costs shall be repayable to Lessor at the next Rent due date, and if not so paid, shall be the same as failure to pay any Rent due hereunder. Lessor shall not be responsible for contesting any valuation of or tax imposed on the Equipment but may do so strictly as an accommodation to Lessee and shall not be liable or accountable to Lessee therefor. If Lessee pays any taxes, fees or assessments directly to the appropriate taxing authority, Lessee agrees to immediately notify Lessor and to provide Lessor documentary evidence of said payment.

        11. LESSEE'S FAILURE TO PAY: LESSOR'S PAYMENT. In the event Lessee fails to pay any amounts due hereunder, including Lessee's obligation to pay taxes and insurance, or to perform any of its other obligations under this Lease, Lessor may, at its option, pay such amounts or perform such obligations, and Lessee shall reimburse Lessor the amount of such payment or cost of such performance, including any charges or penalties which have been levied by the taxing authority or insurance carrier for such late payment. Within ten (10) days from demand, such reimbursement shall be paid as additional Rent plus late charges as calculated in accordance with Paragraph 3 from the date of Lessor's payment to the date of reimbursement.

        12. TITLE. The Equipment is, and shall at all times be the sole and exclusive property of Lessor, and Lessee shall have no right, title or interest therein or thereto except as expressly set forth in this Lease. Further, the Equipment shall at all times remain personal property, notwithstanding that the Equipment or any part thereof may be affixed or attached to real property or any building thereon.

        Lessee shall keep the Equipment free and clear from all liens, charges, encumbrances, legal process, and claims. Lessee shall not assign, sublet, hypothecate, sell, transfer or give up possession of the Equipment or any interest in this Lease, and any such attempt shall be null and void.

        13. INDEMNITY. Lessee shall indemnify and hold Lessor harmless from and against all claims, losses, liabilities (including negligence, tort and strict liability), damages, judgments, suits, and all legal proceedings, and any and all costs and expenses in connection therewith (including attorneys' fees) arising out of or in any manner connected (a) with the manufacture, purchase, financing, ownership, delivery, rejection, nondelivery, possession, use, transportation, storage, operation, maintenance, repair, return or other disposition of the Equipment; or (b) with this Lease, including, without limitation, claims for injury or death of persons and for damage to property, and claims for patent, trademark or copyright infringement, and give Lessor prompt notice of any claim or liability.

        14. NON-TERMINABLE LEASE: OBLIGATIONS UNCONDITIONAL. This Lease cannot be terminated except as expressly provided herein. Lessee hereby agrees that Lessee's obligation to pay all Rent and any other amounts owing hereunder shall be absolute and unconditional.

        15. HOLDING OVER. Any use of the Equipment by Lessee beyond the initial Lease term or any renewal thereof shall be an extension of this Lease term at the then current Rent on a month-to-month basis terminable by Lessor on ten (10) days' notice to Lessee and all obligations of Lessee herein contained, including payment of Rent, shall continue during such holding over. Any holdover period is limited to twelve (12) months without written consent of Lessor.

        16. RETURN OF EQUIPMENT. Upon the expiration or earlier termination of this Lease, with respect to the Equipment or any part thereof, Lessee shall return the same to Lessor in good condition and working order, ordinary wear and tear excepted, in the following manner as selected by Lessor:

        (a) By properly packing and delivering the Equipment at Lessee's cost and expense, to such place as Lessor shall specify within the County in which the same was delivered to Lessee; or

        (b) By properly packing and loading the Equipment, at Lessee's cost and expense, on board such carrier as Lessor shall specify, and shipping the same, freight prepaid, to the destination indicated by Lessor.

        Lessee agrees to pay for all repair to the Equipment other than attributable to ordinary wear and tear. Notice of Lessee's intent to return Equipment must be received by Lessor at least sixty (60) days prior to return.

        17. LESSEE'S WAIVERS. To the extent permitted by applicable law, Lessee hereby waives any and all rights and remedies conferred upon a Lessee by Sections 10508 through 10522 of the Cal.Com.C., including but not limited to Lessee's rights to: (i) cancel this Lease; (ii) repudiate this Lease; (iii) reject the Equipment; (iv) revoke acceptance of the Equipment; (v) recover damages from Lessor for any breaches of warranty or for any other reason; (vi) a security interest in the Equipment in Lessee's possession or control for any reason; (vii) deduct all or any part of any claimed damages resulting from Lessor's default, if any, under this Lease; (viii) accept partial delivery of the Equipment; (ix) "cover" by making any purchase or lease of or contract to purchase or lease Equipment in substitution for Equipment due from Lessor; (x) recover any general, special, incidental or consequential damages, for any reason whatsoever; and (xi) specific performance, replevin, detinue, sequestration, claim and delivery or the like for any Equipment identified to this Lease. To the extent permitted by applicable law, Lessee also hereby waives any rights now or hereafter conferred by statute or otherwise which may require Lessor to sell, lease or otherwise use any Equipment in mitigation of Lessor's damages as set forth in Paragraph 19 or which may otherwise limit or modify any of Lessor's rights or remedies under Paragraph 19. Any action by Lessee against Lessor for any default by Lessor under this Lease, including breach of warranty or indemnity, shall be commenced within one (1) year after any such cause of action accrues.

        18. DEFAULT. Any of the following events or conditions shall constitute an event of default ("Event of Default") hereunder:

        (a) Lessee's failure to pay when due any Rent or other amount due hereunder;

        (b) Lessee's failure to perform any other term, covenant or condition hereof or a default under any other agreement between Lessor and Lessee;

        (c) the breach of any representation or warranty made by Lessee or any guarantor of this Lease;

        (d)     Seizure of the Equipment under legal process;

        (e) A filing by or against Lessee of a Petition for Reorganization or Liquidation under the Bankruptcy Code or any amendments thereto or any other insolvency law providing for the relief of debtors;

        (f) The voluntary or involuntary making of an assignment of a substantial portion of its assets by Lessee for the benefit of creditors, employment of a receiver or trustee for Lessee or for any of Lessee's assets, the institution of formal or informal proceedings by or against Lessee for dissolution, liquidation, settlement of claims against or winding up of the affairs of Lessee, or the making by Lessee of a transfer of all or a material portion of Lessee's assets or inventory not in the ordinary course of business;

        (g) The value or condition of any collateral furnished by the Lessee, or any guarantor of this Lease, becomes impaired or diminished as to, in Lessor's reasonable opinion, increase Lessor's credit risk;

        (h) If, in Lessor's reasonable opinion, there should be a material adverse change in the financial condition of Lessee.

        19. REMEDIES. Upon the occurrence of any Event of Default and at any time thereafter, Lessor may, with or without cancelling this Lease, in its sole discretion, do any one or more of the following:

        (a) upon notice to Lessee cancel this Lease and any or all Schedules;

        (b) continue to be the owner of the equipment and may, but is not obligated to, take possession of the Equipment, dispose of the Equipment by sale or otherwise, all of which determinations may be made by Lessor in its absolute discretion and for its own account;

        (c) declare immediately due and payable all Rents due and to become due hereunder for the full term of this Lease (including any renewal or purchase obligations);

        (d) recover from Lessee damages not as a penalty but herein liquidated for all purposes and in an amount equal to the sum of (i) any accrued and unpaid rent as of the date of entry of judgment in favor of Lessor plus the total of any amounts due to Lessor pursuant to Paragraph 3; (ii) the present value of all future rentals reserved in this Lease and contracted to be paid over the unexpired term of this Lease discounted at a rate equal to the discount rate of the Federal Reserve Bank of San Francisco as of the date of entry of judgment in favor of Lessor; (iii) all commercially reasonable costs and expenses incurred by Lessor in any repossession, recovery, storage, repair, sale, re-lease or other disposition of the Equipment including reasonable attorneys' fees and costs incurred in connection therewith or otherwise resulting from Lessee's default; (iv) the present value of the agreed upon or estimated residual value of the Equipment as of the expiration of this Lease or any renewal thereof discounted at a rate equal to the discount rate of the Federal Reserve Bank of San Francisco as of the date of entry of judgment in favor of Lessor; and (v) any indemnity, if then determinable, plus interest at eighteen percent (18% per annum;

        (e) in its sole discretion, re-lease or sell any or all of the Equipment at a public or private sale on such terms and notice as Lessor shall deem reasonable and recover from Lessee damages, not as a penalty, but herein liquidated for all purposes and in an amount equal to the sum of (i) any accrued and unpaid rent as of the later of (A) the date of default or (B) the date that Lessor has obtained possession of the Equipment or such other date as Lessee has made an effective tender of possession of the Equipment back to Lessor ("Default Date"): plus rent (at the rate provided for in this Lease) for the additional period (but in no event longer than two (2) months) that it takes Lessor to resell or re-let all of the Equipment, plus the total of any amounts due to Lessor pursuant to Paragraph 3; (ii) the present value of all future rentals reserved in this Lease and contracted to be paid over the unexpired term of this Lease discounted at a rate equal to the discount rate of the Federal Reserve Bank of San Francisco as of the Default Date; (iii) all commercially reasonable costs and expenses incurred by Lessor in any repossession, recovery, storage, repair, sale, re-lease or other disposition of the Equipment including reasonable attorneys' fees and costs incurred in connection with or otherwise resulting from the Lessee's default; (iv) estimated residual value of the Equipment as of the expiration of this Lease or any renewal thereof; and (v) any indemnity, if then determinable, plus interest at eighteen percent (18%) per annum; LESS the amount received by Lessor upon such public or private sale or re-lease of such items of Equipment, if any;

        (f) exercise any other right or remedy which may be available to it under the Uniform Commercial Code or any applicable law.

        A cancellation hereunder shall occur only upon notice by Lessor and only as to such items of Equipment as Lessor specifically elects to cancel and this Lease shall continue in full force and effect as to the remaining items, if any. If this Lease is deemed at any time to be one intended as security, Lessee agrees that the Equipment shall secure; in addition to the indebtedness set forth herein, all other indebtedness at any time owing by Lessee to Lessor.

        No remedy referred to in this Paragraph is intended to be exclusive, but shall be cumulative and in addition to any other remedy referred to above or otherwise available to Lessor at law or in equity. No express or implied waiver by Lessor of any default shall constitute a waiver of any other default by Lessee or a waiver of any of Lessor's rights.

        20. ASSIGNMENT BY LESSOR. LESSOR MAY ASSIGN OR TRANSFER THIS LEASE OR ANY SCHEDULES OR LESSOR'S INTEREST IN THE EQUIPMENT WITHOUT NOTICE TO LESSEE. Any assignee or transferee of Lessor shall have the rights, but none of the obligations, of Lessor under this Lease. Lessee agrees that it will not assert against any assignee or transferee of Lessor any defense, counterclaim or offset that Lessee may have against Lessor and that upon notice, it will pay Rent to such assignee or transferee. Lessee acknowledges that any assignment or transfer by Lessor shall not materially change Lessee's duties or obligations under this Lease nor materially increase the burdens or risks imposed on Lessee.

        21. NO ASSIGNMENT BY LESSEE. LESSEE SHALL NOT ASSIGN OR IN ANY WAY DISPOSE OF ALL OR ANY PART OF ITS RIGHTS OR OBLIGATIONS UNDER THIS LEASE OR ENTER INTO ANY SUBLEASE OF ALL OR ANY PART OF THE EQUIPMENT WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR.

        22. FURTHER ASSURANCES. Lessee will promptly and duly execute and deliver to Lessor such further documents and take such further actions as Lessor may from time to time deem necessary in order to carry out the intent and purpose of this Lease and to protect the interests of Lessor under this Lease. Lessee, at the request of Lessor, agrees to execute and deliver to Lessor, any financing statements, fixture filings, or other instruments necessary for perfecting the interest and title of Lessor in this Lease and the Equipment, agrees that a copy of this Lease may be so filed, and agrees that all costs incurred in connection therewith (including, without limitation, filing fees and taxes) shall be paid by Lessee. Lessee hereby appoints Lessor as Lessee's attorney-in-fact to affix Lessee's signature to any and all such documents. Lessee will deliver to Lessor monthly financial statements (unaudited but prepared in accordance with generally accepted accounting principles) within 30 days of each month-end and audited annual financial statements within three months of fiscal year-end, which financial statements, Lessee warrants, shall fully and fairly represent the true financial condition of Lessee.

        23. MISCELLANEOUS. This Lease shall constitute an agreement of Lease and nothing herein shall be construed as giving to Lessee any right, title or interest in any of the Equipment except as a Lessee only. If Lessee is a partnership, then this Lease is executed by a general partner thereof, and if Lessee is a corporation, then this Lease is executed by a duly authorized officer of said corporation pursuant to authority granted by the board of directors of said corporation. This Lease may be executed in several counterparts, each of which shall constitute an original and in each case, such counterparts together shall constitute but one and the same instrument.

        (a) Law: Jurisdiction, Venue. This Lease shall be deemed to have been made and accepted in San Mateo County, California, where Lessor's principal place of business is located, and shall be governed by the laws of the State of California, except for local recording statutes. Lessee hereby agrees that all actions and proceedings arising from this Lease may be litigated, at the election of Lessor, only in courts having sites within the State of California and Lessee hereby consents to the jurisdiction of any state or federal court located within the State of California. Lessee agrees that if any action is brought to enforce the provisions of this Lease by either party, the County of San Mateo shall be a proper place for the trial of such action. Lessee agrees to waive trial by jury.

        (b) Binding on Successors. The terms and conditions of this Lease shall, subject only to the provisions as to assignment, be binding upon and inure to the benefit of Lessor and Lessee and their respective heirs, executors, administrators and assigns.

        (c) Survival. Lessee's indemnities such as given in Paragraphs 13 and in any addenda to this Lease shall survive the expiration or other termination of this Lease.

        (d)     Entire Agreement; Non-Waiver; Notices; Severability.  This
Lease constitutes the entire understanding between Lessor and Lessee relating to the subject matter hereof. Any representation, promises or conditions not contained herein shall not be binding unless in writing and signed by duly authorized representatives of each party. No covenant or condition of this Lease can be waived except by the written consent of Lessor. Any notices required to be given hereunder shall be given in writing at the address of each party herein set forth, or at such other address as either party may substitute by written notice to the other. If any condition of this Lease is held invalid, such an invalidity shall not affect any other provisions hereof.

        (e) Gender; Number; Joint and Several Liability; Authorization; Paragraph Headings. Whenever the content of this Lease requires, the masculine gender includes the feminine or neuter, and the single number includes the plural. Whenever the word "Lessor" is used herein, it shall include all assignees of Lessor. Whenever the word "herein" is used referring to this Lease, it shall include the applicable Schedules hereto. If there is more than one lessee named in this Lease, the liability of each shall be joint and several. Lessee hereby authorizes Lessor to (i) insert serial numbers and other identification in the Equipment Description when known and (ii) correct any patent errors or omissions in this Lease. The titles to the Paragraphs of this Lease are solely for the convenience of the parties and shall in no way be held to explain, modify, amplify or aid in the interpretation of the terms and provisions hereof.

       LEASE MANAGEMENT SERVICES, INC.



                                    ADDENDUM

                      MASTER LEASE AGREEMENT NUMBER 10494

                                 BY AND BETWEEN

                   AURORA BIOSCIENCES CORPORATION, AS LESSEE

                                      AND

                   LEASE MANAGEMENT SERVICES, INC., AS LESSOR


Attached to and made an integral part of Master Lease Agreement Number 10494, by and between AURORA BIOSCIENCES CORPORATION, as Lessee, and LEASE MANAGEMENT SERVICES, INC., as Lessor (the "Master Lease").


    In consideration of Lessor acquiring and leasing the equipment as more fully described in subsequent Lease Schedules of the Master Lease, Lessor and Lessee hereby agree that at the end of the initial lease term, Lessee will purchase the leased Equipment at its residual value which the parties agree is equal to ten percent (10%) of its initial cost. Such initial cost includes any/all taxes, installation, freight, and other charges capitalized into the lease


No Lease Schedule may be subdivided. All Equipment subject to a Lease Schedule shall be treated identically for purposes of purchase or renewal.

IN WITNESS WHEREOF, Lessor and Lessee have each caused this Addendum to be duly executed in their respective names this ______ day of ____________, 1996.




LESSEE:                                               LESSOR:
AURORA BIOSCIENCES                                    LEASE MANAGEMENT SERVICES, CORPORATION INC.


By:                                                   By:
    -------------------------------------------           ---------------------------------------------------

Title:                                                Title:                 EVP/General Manager
      -----------------------------------------              ------------------------------------------------

                     ADDENDUM TO MASTER LEASE NUMBER 10494
               BETWEEN AURORA BIOSCIENCES CORPORATION ("LESSEE")
                 AND LEASE MANAGEMENT SERVICES, INC. ("LESSOR")

        The printed form of Master Lease Agreement #10494 between the parties dated May 17, 1996 is amended as follows:

        FIRST: In Section 5, Delete section in its entirety and replace with "5. ACCEPTANCE. Lessee's acceptance of the Equipment shall be conclusively and irrevocably evidenced by Lessee signing the Lessor's standard form of Certificate of Acceptance. If Lessee fails or refuses to sign the Certificate of Acceptance as to all or any part of the Equipment within a reasonable time after Lessor pays, or assumes an obligation to pay, for all or any part of the Equipment, Lessee shall automatically assume all of Lessor's purchase obligations, if any, for the Equipment and Lessee agrees to indemnify and defend Lessor from any claims with respect to such Equipment, including any demand for payment of the purchase price for such Equipment by the manufacturer, supplier or seller of such Equipment. If Lessor paid for the Equipment or any part thereof and Lessee has not signed a Certificate of Acceptance with respect to such Equipment, Lessee shall, immediately upon demand, repay the Lessor the amount so paid or execute a Certificate of Acceptance."

        SECOND: In Section 7, paragraph 2, line 2, delete the second reference to the word "or" and insert "and".

        THIRD: In Section 8, line 5, after the word "Equipment" insert "prior to redelivery to Lessor" and then in line 8, after the word "repair" insert "Lessor shall first consult with Lessee and then".

        FOURTH: In Section 8(b), line 15, after the word "charges" insert ", if applicable,".

        FIFTH: In Section 9, delete section in its entirety and replace with "9. INSURANCE. Commencing on the date risk of loss passes to Lessor from the Supplier and continuing until all of Lessee's obligations under this Lease have been satisfied, Lessee shall, at Lessee's own expense, keep the Equipment and any replacements thereto insured against such risks, in an amount equal to or exceeding the full replacement value of the Equipment, in such form and with such companies as are reasonably satisfactory to Lessor. Such insurance policy or policies shall protect Lessor and Lessee, as their respective interests may appear, and shall provide that all losses shall be payable to and adjusted with Lessor, as its interest may appear. Lessee shall, at Lessee's own expense, also maintain public liability insurance, in such form and with such companies as are reasonably satisfactory to Lessor, insuring Lessor with respect to injury to person or property resulting from the condition, locations, maintenance, and actual or alleged use of the Equipment. Lessee shall, prior to the acceptance of a Schedule by Lessor, deliver to Lessor each of the foregoing policies or satisfactory evidence of such insurance. Each such policy shall contain an endorsement or certificate providing that the insurer will give Lessor not less than 30 days' prior written notice of the effective date of any alteration or cancellation of such policy. Lessee shall furnish annually to Lessor satisfactory evidence of the maintenance of such insurance. Lessee hereby irrevocably appoints Lessor as Lessee's attorney-in-fact, if an Event of Default has occurred and is continuing, to make claim for, receive payment of, and execute any and endorse all documents for loss or damages under any insurance policy as herein specified. In case of the failure of Lessee to maintain any of such insurance, Lessor shall have the right, but shall not be obligated, to obtain such insurance, and therefor, Lessee hereby grants Lessor irrevocable right to select an insurance broker for the procurement and maintenance of such insurance coverage herein specified.".

        SIXTH: Section 12, at the end of the first paragraph insert "Provided that Lessee is not in Default hereunder, Lessee shall have the right of quiet enjoyment of the Equipment" and then in the second paragraph, line 2, after the word "not" insert ", without Lessor's prior written consent,".

        SEVENTH: Section 13, delete section in its entirety and replace with "13. INDEMNITY. Lessee shall indemnify and hold Lessor harmless from and against all claims, losses, liabilities (including negligence, tort and strict liability, but excluding gross negligence or willful misconduct of Lessor), damages, judgments, suits, and all legal proceedings, and any and all reasonable costs and expenses in connection therewith (including reasonable attorneys' fees) arising out of or in any way connected with (a) the purchase, financing, ownership, delivery, rejection, nondelivery, possession, use, transportation, storage, operation, maintenance, repair, return or other disposition of the Equipment by Lessee; or (b) this Lease, including, without limitation, claims for injury or death of persons and for damage to property, in each case resulting from the lease of equipment by Lessee from Lessor, and claims for patent, trademark or copyright infringement, and give Lessor prompt notice of any claim or liability.".

        EIGHTH: Section 15, delete section in its entirety.

        NINTH: Section 16, line 2, after the word "Lease" insert "and provided that (i) the lease is not renewed or (ii) Lessee does not exercise its option to purchase the Equipment," and then in Section 16(b), line 3, after the word "Lessor" insert "in California,".

        TENTH: Section 17, line 14 delete sentence that reads "To the extent permitted... remedies under Paragraph 19.".

        ELEVENTH: Section 18(a), after the word "hereunder" insert ", which failure shall not have been cured within ten (10) days:".

        TWELFTH: Section 18(b), line 2, after the word "Lessee" insert ", which failure or default shall not have been cured within 20 days after notice to the Lessee, except that, Lessee shall not be entitled to any notice of default and opportunity to cure if the default constitutes a default in (i) maintaining insurance on or in connection with the Equipment and its use as provided in
Section 9, (ii) the removal of the Equipment in violation of Section 6, or
(iii) the abandonment of the Equipment by Lessee.".

        THIRTEENTH: Section 18(c), line 1, before the word "representation" insert "material".

        FOURTEENTH: Section 18(e), after the word "debtors" insert ", provided, however, with respect to an involuntary petition in bankruptcy, such petition shall not have been dismissed with in forty-five (45) days after the filing of such petition;".

        FIFTEENTH: Section 18(g), after the word "becomes" insert
"significantly".

        SIXTEENTH: Section 18(h), after the word "Lessee," insert "Material adverse change shall mean a change having a material adverse effect upon the financial condition of the Lessee or upon the ability of Lessee to perform its obligations under the Lease or any other agreement relating to the Lease."

        SEVENTEENTH: Section 19(e)(iv), before the word "estimated" insert "the present value of the" and then after the word "thereof" insert "discounted at a rate equal to the discount rate of the Federal Reserve Bank of San Francisco as of the Default Date".

        IN WITNESS WHEREOF, the undersigned have executed this Addendum this 17th day of May, 1996.

LESSEE:                                         LESSOR:

AURORA BIOSCIENCES CORPORATION                  LEASE MANAGEMENT SERVICES, INC.

By: /s/ John T. Hendrick                        By:
    --------------------------                      ---------------------------
Title: VP Finance                               Title:
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